EXHIBIT 10.4

ADDENDUM TO PLEDGE AGREEMENT

Reference is hereby made to the Pledge Agreement (the “Pledge Agreement”) dated as of May 3, 2011 by Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company, Brainard Gas Corp., Great Plains Natural Gas Company, Lightning Pipeline Company, Inc., Spelman Pipeline Holdings, LLC, Kidron Pipeline, LLC, Gas Natural Service Company, LLC, Gas Natural Inc. (collectively, the “Initial Pledgors”) and any new Subsidiary of any Initial Pledgor, whether now existing or hereafter formed or acquired, which becomes party to the Pledge Agreement by executing an Addendum thereto (collectively, together with the Initial Pledgors, and in each case with its respective successors and assigns, including debtors-in-possession on behalf thereof, the “Pledgors” and, individually, a “Pledgor”), for the benefit of Sun Life Assurance Company of Canada, as the Secured Party. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement. By its execution below, each of the undersigned (i) Independence Oil, L.L.C., a North Carolina limited liability company (“Independence”), (ii) Independence Oil Real Estate 1, L.L.C., a North Carolina limited liability company (“Independence RE 1”), (iii) Independence Oil Real Estate 2, L.L.C., a North Carolina limited liability company (“Independence RE 2”), and (iv) Independence Oil Real Estate 3, L.L.C., a North Carolina limited liability company (“Independence RE 3”; Independence, Independence RE 1, Independence RE 2 and Independence RE 3 are referred to herein, collectively, as the “New Pledgors” and, individually, as a “New Pledgor”) agrees to become, and does hereby become, a Pledgor under the Pledge Agreement and agrees to be bound by such Pledge Agreement as if originally a party thereto. By its execution below, each of the undersigned New Pledgors represents and warrants as to itself that all of the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct in all respects of the date hereof. Each New Pledgor represents and warrants that the Schedule A attached hereto sets forth all information required to be scheduled under the original Schedule A to the Pledge Agreement and that the attached Schedule A is true and correct in all respects. Each New Pledgor shall take all steps necessary to perfect, in favor of the Secured Party, a first-priority security interest in and lien against such New Pledgor’s Pledged Collateral, including, without limitation, taking all steps necessary to properly perfect the Secured Party’s interest in any uncertificated equity or membership interests.

IN WITNESS WHEREOF, each of the undersigned New Pledgor, each a North Carolina limited liability company has executed and delivered this Addendum to Pledge Agreement as of this 24 day of October, 2012.

INDEPENDENCE OIL, L.L.C.

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

Address for Notices: 8500 Station Street, Suite 100 Mentor, OH 44060 Fax: (440) 974-0844

INDEPENDENCE OIL REAL ESTATE 1, L.L.C.

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

Address for Notices: 8500 Station Street, Suite 100 Mentor, OH 44060 Fax: (440) 974-0844

INDEPENDENCE OIL REAL ESTATE 2, L.L.C.

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

Address for Notices: 8500 Station Street, Suite 100 Mentor, OH 44060 Fax: (440) 974-0844

INDEPENDENCE OIL REAL ESTATE 3, L.L.C.

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

Address for Notices: 8500 Station Street, Suite 100 Mentor, OH 44060 Fax: (440) 974-0844